UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

Corrpro Companies, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-12282	34-1422570

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1090 Enterprise Drive, Medina, Ohio		44256

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 723-5082

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 16, 2004, Corrpro Companies, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter and the six months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Form 8-K and the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

     (c)

Exhibit No.	Description
99.1	Press Release, dated November 16, 2004, issued by the Company.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRPRO COMPANIES, INC.
Date: November 19, 2004	By:	/s/ Robert M. Mayer
Robert M. Mayer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated November 16, 2004, issued by the Company.